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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      January 19, 2006
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                        ANTEON INTERNATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                333-84835                                13-3880755
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          (Commission File Number)            (IRS Employer Identification No.)


      3211 JERMANTOWN ROAD, SUITE 700
               FAIRFAX, VIRGINIA                               22030-2801
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  (Address of Principal Executive Offices)                     (Zip Code)


                                 (703) 246-0200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On January 19, 2006, Anteon International Corporation ("Anteon") entered into amended and restated executive agreements with each of the following executive officers: Mark Heilman, S. Daniel Johnson, Joseph Kampf, Seymour Moskowitz and Charles Ream (each, an "executive"). Each executive agreement provides that if, during the two year period following a change of control event, the executive's employment is terminated by Anteon without "Cause" or by the executive for "Good Reason," he will be entitled to the following severance benefits: all accrued but unpaid salary for the year of termination plus any earned but unpaid bonus from the prior year; the executive's target bonus for the year of termination; and a payment equal to twice the sum of the executive's annual salary rate and target bonus for the year of termination (or three times, in the case of Joseph Kampf and S. Daniel Johnson). These amounts will be paid in a lump-sum shortly after employment terminates. In addition, under such circumstances, Anteon will contribute for the executive's life insurance and medical benefits for up to 24 months (or 36 months, in the case of Joseph Kampf and S. Daniel Johnson). The executive is required to deliver a release in favor of Anteon to receive any of the payments described above.

                  The executive agreements provide that an executive may resign for "Good Reason" upon the occurrence of any of the following events: (1) a reduction in the executive's salary or target bonus from the prior year or from amounts previously established for a given year; (2) a material diminution in the executive's duties or responsibilities; (3) relocation of the executive to a work location outside a 50-mile radius from the executive's current location;
(4) the insolvency of, or filing for bankruptcy by Anteon; (5) a material breach by Anteon of the executive agreement; or (6) an attempt by Anteon to terminate the executive for cause not in compliance with the terms of the executive agreement. In addition, each executive agreement provides that an executive may not resign for "Good Reason" unless he has first given notice to Anteon of the reason for that resignation and Anteon has failed to reasonably cure the situation within thirty days after receiving the executive's notice.

                  Each executive agreement also provides that for a one year period following termination, the executive will not solicit Anteon's management employees, independent contractors or customers. If an executive violates this undertaking, Anteon may recover a portion of the compensation payments paid to that executive. In addition, each executive agreement provides each executive with a tax gross-up payment to eliminate, after all taxes have been paid, any costs that he would otherwise have as a result of any excise taxes to which he may be subject by reason of his receipt of any payment, under his employment agreement or otherwise, that constitutes an excess parachute payment under
Section 280G of the Code. However, if the excess payments are $50,000 or less, Anteon is not required to provide this gross-up and the excess payment will simply be eliminated.


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                  The foregoing description of the form of the Amended and
Restated Executive Agreement is qualified in its entirety by reference to the copy attached hereto as Exhibit 10.1.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

       (c)    EXHIBITS.

              EXHIBIT
              NUMBER      EXHIBIT
              -------     -------

               10.1       Form of Amended and Restated Executive Agreement





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANTEON INTERNATIONAL CORPORATION


                                             By: /s/ Curtis L. Schehr
                                                 -----------------------------
                                                 Curtis L. Schehr
                                                 Senior Vice President,
                                                 General Counsel and Secretary


Date: January 25, 2006





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